UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Event: September 29, 2008

COASTAL CAPITAL ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)





Georgia
000-29449
88-0428896
(State or other
jurisdiction of
incorporation)
(Commission File
Number)
(IRS Employer
Identification No.)


725 ? 1st Avenue
Columbus, GA 31901


Registrant?s telephone number, including area code: (706) 987-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 5.02 ? DEPARTURE OF DIRECTORS OR PRINCIPAL
OFFICERS, ELECTION OF DIRECTORS, AND
APPOINTMENT OF PRINCIPAL OFFICERS


The Directors accepted the immediate election and appointment of Francis P. Manzo III as President and Director.

Concurrent, Mr. Manzo accepted the resignation of Mr. Timothy E.
Taylor as an Officer and Director, Thomas H. Greene as a Director, Jeff Radcliffe as an Officer, and Michael W. Ogie as a Director.

Mr. Manzo as sole officer and director then appointed two new directors to the Board, Mr. Wayne Peterson and Mr. Paul Joseph to serve until the next annual meeting of shareholders or until his successor(s) are duly elected and qualified.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL CAPITAL ACQUISITION CORPORATION
By: /s/ Francis P. Manzo III

Francis P. Manzo III,
President and Director


Date: September 29, 2008